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FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2006

Maidenform Brands, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	1-32568	06-1724014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 154 Avenue E
Bayonne, NJ 07002

 (Address of principal executive offices)(Zip Code)

(201) 436-9200

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On February 8, 2006, Maidenform Brands, Inc. (the “Company”) entered into the First Amendment (the “First Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of June 29, 2005, by and among the Company, Maidenform, Inc., the financial institutions party to the Credit Agreement and BNP Paribas, as administrative agent. The First Amendment amends certain provisions of the Credit Agreement to enable the Company to consummate its $20 million share repurchase program.

The description of the First Amendment set forth above is qualified in its entirety by reference to the actual terms of the First Amendment, which is attached hereto as Exhibit 99.1.

Item 2.02  Results of Operations and Financial Condition

On February 8, 2006, the Company issued a press release announcing the Company’s selected preliminary and unaudited financial results for the fiscal year ended December 31, 2005, its financial performance outlook for 2006 and its Board of Directors’ approval of a $20 million share repurchase program. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K that is furnished pursuant to this Item 2.02 (including Exhibit 99.2 hereto) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.2 attached hereto shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits:

99.1
First Amendment to Amended and Restated Credit Agreement, dated as of February 8, 2006, entered into by and among the Company, Maidenform, Inc., the financial institutions party to the Credit Agreement and BNP Paribas, as administrative agent.

99.2	Press Release entitled “Maidenform Brands, Inc. Releases Preliminary Selected Results for 2005” issued by Maidenform Brands, Inc. on February 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIDENFORM BRANDS, INC.

Date: February 8, 2006	By:	/s/ Dorvin D. Lively
		Name:	Dorvin D. Lively
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	First Amendment to Amended and Restated Credit Agreement, dated as of February 8, 2006, entered into by and among the Company, Maidenform, Inc., the financial institutions party to the Credit Agreement and BNP Paribas, as administrative agent

99.2	Press Release entitled “Maidenform Brands, Inc. Releases Preliminary Selected Results for 2005” issued by Maidenform Brands, Inc. on February 8, 2006.